HIT’s Michigan Impact Investing (Since Inception – 12/31/24)
16	$158.3M	$266.9M	2.6M	2,336	$877.0M
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (57% affordable)	Total Economic Impact
Project Name	City	Total Units	Affordable Units	Invested/ Allocated (in MM)	Total Development Cost
Windemere Park Apartments	Ann Arbor	480	96	$26,374,000	$29,011,400
Anglin Extended Care	Detroit	180	180	$5,197,400	$5,717,140
Detroit Home Repair Program	Detroit	4	4	$246,000	$430,490
Detroit Home Repair Program 2	Detroit	5	5	$660,114	$694,857
Detroit Manufacturing Systems	Detroit	-	-	$8,500,000	$36,928,000
Freelon at Sugar Hill	Detroit	68	20	$14,500,000	$35,080,214
Historic New Center Apts.	Detroit	104	20	$2,040,000	$2,244,000
Lafayette East	Detroit	480	480	$13,714,100	$15,237,889
Residences @ 150 Bagley Apts.	Detroit	148	30	$42,312,400	$72,990,473
The School at Marygrove	Detroit	-	-	$8,000,000	$27,687,449
Arbor Woods Mobile Home Park	Farmington Hills	214	214	$3,627,300	$3,990,030
Village Green on Lake St. Clair	Macomb	222	44	$10,340,900	$11,374,990
Wexford Townhouses of Novi	Novi	128	26	$8,846,400	$9,731,040
American House at Carpenter	Pittsfield Township	102	20	$5,641,300	$6,205,430
Beechwood Manor Home for the Aged	St. Clair Shores	98	98	$3,042,200	$3,346,420
Westland Board & Care	Westland	103	103	$5,265,000	$6,194,118
Grand Total		2,336	1,340	$158,307,114	$266,863,940

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this handout may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

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